                 SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------

         This Sixth Amendment to Loan and Security Agreement ("Amendment") is made as of this 28th day of July, 2004 by and among LASALLE BUSINESS CREDIT, LLC, a Delaware limited liability company (successor by merger to LASALLE BUSINESS CREDIT, INC.) ("LENDER"), 1735 Market Street, 6th Floor, Philadelphia, PA 19103, and STONEPATH GROUP, INC., a Delaware corporation ("Stonepath"), CONTRACT AIR, INC., a Minnesota corporation ("Contract Air"), DISTRIBUTION SERVICES, INC., a Minnesota corporation ("Distribution Services"), GLOBAL CONTAINER LINE, INC., a Washington corporation ("Global Container"), M.G.R., INC., d/b/a AIR PLUS LIMITED, a Minnesota corporation ("Air Plus"), NET VALUE, INC., a Delaware corporation ("Net Value"), STONEPATH LOGISTICS DOMESTIC SERVICES, INC., a Delaware corporation ("Logistics"), STONEPATH LOGISTICS GOVERNMENT SERVICES, INC., f/k/a Transport Specialists, Inc., a Virginia corporation ("Government Services"), STONEPATH LOGISTICS INTERNATIONAL SERVICES, INC., a Delaware corporation ("International Services I"), STONEPATH LOGISTICS INTERNATIONAL SERVICES, INC., f/k/a Global Transportation Services, Inc., a Washington corporation ("International Services II"), STONEPATH OFFSHORE HOLDINGS, INC., a Delaware corporation ("Offshore Holdings"), STONEPATH OPERATIONS INC., a Delaware corporation ("Operations"), and UNITED AMERICAN ACQUISITIONS AND MANAGEMENT, INC. d/b/a UNITED AMERICAN FREIGHT SERVICES, INC., a Michigan corporation ("United American", and together with Stonepath, Contract Air, Distribution Services, Global Container, Air Plus, Net Value, Logistics, Government Services, International Services I, International Services II, Offshore Holdings and Operations are referred to herein collectively as the "LOAN PARTIES" and each individually as an "LOAN PARTY").

                                   BACKGROUND
                                   ----------

         A. Loan Parties and Lender are parties to a certain Loan and Security Agreement dated May 15, 2002 (as it may heretofore have been or may hereafter be from time to time modified, amended, restated or replaced, the "Loan Agreement"), pursuant to which Loan Parties established certain financing arrangements with Lender. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement. The Loan Agreement and all of the Other Agreements are referred to herein collectively as the "Initial Loan Documents".

         B. Loan Parties and Lender have agreed that certain modification should be made to the terms and provisions of the Loan Agreement on the terms and conditions set forth in and according to the provisions of this Amendment.

         NOW, THEREFORE, with the foregoing Background incorporated by reference and made a part hereof and intending to be legally bound, the parties agree as follows:

         1. Amendment to Loan Agreement. Upon the effectiveness of this Amendment, the Loan Agreement shall be amended as follows:

            (a) Amendments to Definitions. Section 1 of the Loan Agreement shall be amended as follows:

                (i) Amendments to Definitions Related to Financial Covenants and to Related Loan Provisions.

                    (A) The definition of "Fixed Charge Coverage Ratio" contained in Section 1 of the Loan Agreement shall be permanently deleted.

                    (B) The definition of "Loan Party Group" contained in
Section 1 of the Loan Agreement shall be permanently deleted.

                    (C) The references to "the Loan Party Group" in the definitions of "Fiscal Year" and "Pre-Closing Financials" contained in Article 1 of the Loan Agreement and in Section 9(c), Section 11(a), Section 12(h), and
Section 13(d)(ii) of the Loan Agreement shall be replaced with references to "Stonepath and its Subsidiaries".

                    (D) The reference to "the Loan Party Group" in Section 14(a) of the Loan Agreement shall be replaced with a reference to "Stonepath and its Subsidiaries (excluding the financial results and performance of foreign operations and Foreign Subsidiaries)".

                    (E) The definitions of "Capital Expenditure", "Consolidated EBITDA", "Consolidated Net Income", "Debt Service" and "Interest Expense" contained in Section 1 of the Loan Agreement shall be amended by permanently deleting all references therein to the phrase "on a consolidated basis for the Loan Party Group" and such definition of "Interest Expense" shall be further amended by replacing all references therein to "the financial statements of the Loan Party Group" with references to "the financial statements of Stonepath and its Subsidiaries".

                    (F) The definition of "Cash Flow Coverage Ratio" contained in Section 1 of the Loan Agreement shall be amended by deleting such definition in its entirety and replacing it as follows:

           "CASH FLOW COVERAGE RATIO" shall mean, with respect to any fiscal measurement period, the ratio of (i) Consolidated EBITDA for such fiscal measurement period to (ii) the sum of (x) the Debt Service for such fiscal measurement period minus (y) any Equity Issuance Offset Amount applicable to such fiscal measurement period minus (z) any Subordinated Debt Offset Amount applicable to such fiscal measurement period, all of the foregoing calculated for Stonepath and its Subsidiaries (excluding the financial results and performance of foreign operations and Foreign Subsidiaries), provided that, for the avoidance of doubt, the aggregate amount of any Equity Issuance Offset Amount and any Subordinated Debt Offset Amount applicable to the above calculation in any fiscal measurement period shall not exceed the aggregate amounts of expenditures by Loan Parties for Domestic Earn-Out Payments, loans and/or investments in a Foreign Subsidiary in respect of Foreign Earn-Out Payments and Capital Expenditures being offset in such fiscal measurement period.

                    (G) The definition of "Equity Issuance Earn-Out Offset Amount" contained in Section 1 of the Loan Agreement shall be amended by deleting such definition in its entirety and replacing it as follows:

           "EQUITY ISSUANCE OFFSET AMOUNT" shall mean, with respect to any fiscal measurement period during which either (x) Loan Parties have made any Domestic Earn-Out Payment and/or (y) Stonepath or any Domestic Subsidiary has made any loans to and/or investments in a Foreign Subsidiary to make a Foreign Earn-Out Payment and/or (z) Stonepath or any Domestic Subsidiary has made any Capital Expenditure, an amount equal to the lesser of (i) the sum of (A) the amount of the cash proceeds of any issuance of the shares of capital stock of Stonepath permitted under the terms and provisions of this Agreement (specifically including without limitation, Section 13(d)(i)) that were received by Stonepath within 12 calendar months prior to the date of the earliest occurring such Domestic Earn-Out Payment or loans to and/or investments in a Foreign Subsidiary in respect of a Foreign Earn-Out Payment and/or Capital Expenditures made during such fiscal measurement period minus (B) the amount of any such cash proceeds that were designated by Loan Parties as Reserved Outside Source Funds or (ii) the sum of (I) the amount of such Domestic Earn-Out Payments and loans to and/or investments in any Foreign Subsidiaries in respect of any Foreign Earn-Out Payments plus (II) the amount of such Capital Expenditures made during such fiscal measurement period.

                    (H) The definition of "Funded Debt" contained in Section 1 of the Loan Agreement shall be amended by deleting such definition in its entirety and replacing it as follows:

           "FUNDED DEBT" shall mean, as at any given date, the sum (without duplication) of (i) the principal amount outstanding as of such date of the Revolving Loans plus (ii) the principal amount outstanding as of such date of any Subordinated Debt and Permitted Secured Mezzanine Debt plus (iii) the principal amount outstanding as of such date of any long-term Indebtedness plus (iv) the principal amount outstanding on any promissory notes payable by the Loan Parties (and their Subsidiaries) minus (v) an amount equal to the amount of outstanding checks that are noted on the financial statements of Stonepath and its Subsidiaries as being classified as incremental borrowings as Revolving Loans under this Loan Agreement, (provided that such amount shall not under any circumstances exceed the lesser of (x) $7,500,000 or (y) the amount of Undrawn Availability of Loan Parties as of the date of computation), all calculated, and as should be reflected as a liability on a balance sheet, in accordance with GAAP. For the avoidance of doubt, Earn-Out Payments, whether or not reflected as a liability on the balance sheet, shall not be Funded Debt for the purposes hereof.

                    (I) The definition of "Funded Debt to EBITDA Ratio" contained in Section 1 of the Loan Agreement shall be amended by deleting such definition in its entirety and replacing it with the following two new definitions, each in the proper alphabetical place:

           "DOMESTIC FUNDED DEBT TO CONSOLIDATED EBITDA RATIO" shall mean, with respect to any fiscal measurement period, the ratio of (i) Funded Debt measured as of the last day of such fiscal measurement period to
           (ii) Consolidated EBITDA for such fiscal measurement period, all of the foregoing calculated for Stonepath and its Subsidiaries (excluding the financial results and performance of foreign operations and Foreign Subsidiaries).

           "WORLDWIDE FUNDED DEBT TO CONSOLIDATED EBITDA RATIO" shall mean, with respect to any fiscal measurement period, the ratio of (i) Funded Debt measured as of the last day of such fiscal measurement period to
           (ii) Consolidated EBITDA for such fiscal measurement period, all of the foregoing calculated for Stonepath and its Subsidiaries (including the financial results and performance of foreign operations and Foreign Subsidiaries) , provided that in calculating the Consolidated EBITDA of Stonepath and its Subsidiaries (including the financial results and performance of foreign operations and Foreign Subsidiaries) for purposes of calculating this ratio, the amount calculated under clause (iii) of the definition of Consolidated EBITDA shall be deemed to be zero (0).

                    (J) The following new definition shall be added to Section 1 of the Loan Agreement in its proper alphabetical place:

           "SUBORDINATED DEBT OFFSET AMOUNT" shall mean, with respect to any fiscal measurement period during which either (x) Loan Parties have made any Domestic Earn-Out Payment and/or (y) Stonepath or any Domestic Subsidiary has made any loans to and/or investments in a Foreign Subsidiary to make a Foreign Earn-Out Payment and/or (z) Stonepath or any Domestic Subsidiary has made any Capital Expenditure, an amount equal to the lesser of (i) the sum of (A) the amount of the cash proceeds of any unsecured Subordinated Debt and/or Permitted Secured Mezzanine Debt incurred by any one or more Loan Parties in accordance with and as permitted under the terms and provisions of this Agreement (specifically including without limitation, the limitations of Section 13(b) and the requirement that any such unsecured Subordinated Debt or Permitted Secured Mezzanine Debt be subject to a written subordination agreement in form and substance acceptable to and executed by and delivered to Lender) that were received by the applicable Loan Parties within 12 calendar months prior to the date of the earliest occurring such Domestic Earn-Out Payment or loans to and/or investments in a Foreign Subsidiary in respect of a Foreign Earn-Out Payment and/or Capital Expenditures made during such fiscal measurement period minus (B) the amount of any such cash proceeds that were designated by Loan Parties as Reserved Outside Source Funds or (ii) the sum of (I) the amount of such Domestic Earn-Out Payments and loans to and/or investments in any Foreign Subsidiaries in respect of any Foreign Earn-Out Payments plus (II) the amount of such Capital Expenditures made during such fiscal measurement period.

                (ii) Amendment to Definition of "Applicable Margin" to Revise Pricing Grid. The first two paragraphs of the definition of "Applicable Margin" contained in Section 1 of the Loan Agreement shall be amended by deleting such paragraphs in their entirety and replacing them as follows:

                    "APPLICABLE MARGIN" shall mean, initially, a percentage equal to (i) with respect to Prime Rate Loan, zero (0), (ii) with respect to LIBOR Rate Loans, 2.00% and (iii) with respect to Letter of Credit Fees, 2.00%, provided that such percentage shall be reviewed (and if applicable, adjusted) semi-annually on the dates that are five (5) Business Days after the dates upon which Agent shall receive each Annual Financial Statements and June Quarterly Financial Statements (each such date, an "Interest Adjustment Date"), with such adjustment being based on the Domestic Funded Debt to Consolidated EBITDA Ratio as reflected on such Annual Financial Statements or June Quarterly Financial Statements (as applicable), as follows:


   Domestic Funded Debt to
  Consolidated EBITDA Ratio             Prime Rate Loans       LIBOR Rate Loans        Letter of Credit Fees
  -------------------------             ----------------       ----------------        ---------------------
Less than 2.00:1.00                         zero (0)                2.00%                   2.00%

Equal to or Greater than 2.00:1.00
but Equal to or Less than 2.49:1.00         zero (0)                2.25%                   2.25%

Equal to or Greater than 2.50:1.00
but Equal to or Less than 2.99:1.00         0.25%                   2.50%                   2.50%

Equal to or Greater than 3.00:1.00          0.50%                   2.75%                   2.75%


                    The first such review (and, if applicable, adjustment) of the Applicable Margin shall occur on the Interest Adjustment Date following the delivery of the Annual Financial Statements for the fiscal year ending December 31, 2004. Any adjustment of the Applicable Margin made on any Interest Adjustment Date shall be effective as of such Interest Adjustment Date until (but not including) the next following Interest Adjustment Date (each such period being an "Interest Adjustment Period"). The Applicable Margin as determined on each Interest Adjustment Date shall apply to all LIBOR Rate Loans for which the Interest Period commences during that respective Interest Adjustment Period, but shall not apply to any LIBOR Rate Loan for which the Interest Period commenced prior to such respective Interest Adjustment Period. If Loan Parties fail to deliver their Annual Financial Statements or June Quarterly Financial Statements (as applicable) within the time required by subsection 9(c), the Applicable Margin shall be adjusted, as of the last date provided for delivery of such statements under such subsection 9(c), to equal the highest percentage that would apply under the above pricing grid, and such Applicable Margin shall be effective for the period beginning on such date and ending on the date that is five (5) Business Days after the date upon which Lender shall actually receive such Annual Financial Statements or June Quarterly Financial Statements (as applicable), which date shall be deemed to be an Interest Adjustment Date, at which time the Applicable Margin shall be reviewed and (if applicable) adjusted according to the provisions hereof.

                (iii) New Definition - "June Quarterly Financial Statements". The following new definition shall be added to Section 1 of the Loan Agreement in its proper alphabetical place:

           "JUNE QUARTERLY FINANCIAL STATEMENTS" shall mean each set of internally prepared financial statements for the quarterly fiscal period ending as of June 30 of each year for Stonepath and its Subsidiaries, together with the Compliance Certificate related thereto, as required to be delivered to Lender by Loan Parties under clause (ii) of Section 9(c) hereof.

                (iv) Amendment to Definition to "Maximum Loan Limit" to Increase Revolving Loan Facility. The definition of "Maximum Loan Limit" contained in
Section 1 of the Loan Agreement shall be amended by deleting such definition in its entirety and replacing it as follows:

           "MAXIMUM LOAN LIMIT" shall mean, at any time, an amount equal to $25,000,000.

                (v) New Definition - "Permitted Secured Mezzanine Debt". The following new definition shall be added to Section 1 of the Loan Agreement in its proper alphabetical place:

           "PERMITTED SECURED MEZZANINE DEBT" shall mean a secured subordinated debt facility entered into by any one or more of the Loan Parties (and any Indebtedness incurred by such Loan Parties under such secured subordinated debt facility) that (i) is entered into by such Loan Parties only upon receiving the prior written consent of Lender approving (a) the identity of the lenders extending credit to the Loan Parties under, (b) the maximum principal amounts to be borrowed/made available to borrowers under and (c) the terms and conditions of such secured subordinated debt facility, which consent shall be given or withheld by Lender in the exercise of its sole discretion, (ii) is subject to a subordination and intercreditor agreement in form and substance satisfactory to Lender in the exercise of its sole discretion (which agreement, among other things, shall provide for the subordination of any liens on the assets of such Loan Parties securing such subordinated debt facility to the liens of Lender on the Collateral securing the Liabilities hereunder) and (iii) has a maturity date that is at least thirty (30) days after the last day of the Term hereunder.

            (b) Amendment to Unused Line Fee. Section 4(c)(ii) of the Loan Agreement shall be amended by deleting such section in its entirety and replacing it as follows:

           Unused Line Fee: Loan Parties shall pay to Lender an unused line fee in United States Dollars of 0.35% of the difference between (x) the Maximum Loan Limit and (y) the average daily balance of the outstanding Revolving Loans plus the average outstanding Letter of Credit Obligations for each month, provided that, for any month during which both (1) any Permitted Secured Mezzanine Debt and/or Subordinated Debt is outstanding and (2) the average daily balance of the outstanding Revolving Loans plus the average outstanding Letter of Credit Obligations for such month is less than $5,000,000 (the difference (if any) as of any given month between the average daily balance of the outstanding principal balance of such Revolving Loan and outstanding Letter of Credit Obligations for such month and $5,000,000, the "Threshhold Deficit Amount"), the unused line fee shall be calculated as follows: (A) an unused line fee in United States Dollars of 0.35% of the difference between (I) the amount of the Maximum Loan Limit and (II) $5,000,000 and (B) an unused line fee in United States Dollars of 1.50% of the Threshold Deficit Amount. Such unused line fees shall be fully earned by Lender and payable monthly in arrears on the first Business Day of each month. Said fees shall be calculated on the basis of a 360 day year for the actual number of days elapsed.

            (c) Amendment to Terms of Prepayment Fee to Reflect Extension of Maturity Date. Section 4(c)(iii) of the Loan Agreement shall be amended by deleting such section in its entirety and replacing it as follows:

           Prepayment Fee: In the event that (except as otherwise provided in Subsection 4(c)(viii) below) Loan Parties prepay all of the Liabilities hereunder, including all of the principal outstanding under the Revolving Loans, and elect to terminate this Agreement prior to the last day of the Term, which Loan Parties may elect to do at any time but only upon 90 days prior written notice to Lender, Loan Parties shall pay to Lender a prepayment fee ("PREPAYMENT FEE") in United States Dollars equal to (i) 1.0% of the Maximum Loan Limit if such prepayment occurs on or prior to May 15, 2006, and (ii) 0.5% of the Maximum Loan Limit if such prepayment occurs after May 15, 2006 but prior to the last day of the Term.

            (d) Amendment to Rate of Letter of Credit Fees. The first sentence of Section 4(c)(iv) of the Loan Agreement shall be amended by deleting such sentence in its entirety and replacing it as follows:

           Loan Parties shall remit to Lender a letter of credit fee in United States Dollars in an amount equal to Applicable Margin applied as a per annum rate to the aggregate undrawn face amount of each Letter of Credit for each day such letter of credit is to be outstanding, which fee shall be payable monthly in advance on (x) the date of issuance of each such Letter of Credit (for the time period from such date of issuance through the last day prior to the first Business Day of the month following the month in which such issuance occurs) and (y) on the first Business Day of each month thereafter during any portion of which month such Letter of Credit is to be outstanding (for the time period from such first Business Day through the earlier of (i) the last day prior to the first Business Day of the following month or
           (ii) the expiration date of such Letter of Credit).

            (e) Amendment to Extend Termination Date. The first sentence of
Section 10 of the Loan Agreement shall be amended by deleting such first sentence in its entirety and replacing it as follows:

           THIS AGREEMENT SHALL BE IN EFFECT FROM THE DATE HEREOF UNTIL MAY 15, 2007 (THE PERIOD FROM THE DATE HEREOF THROUGH SUCH DATE, THE "TERM") UNLESS (A) THE DUE DATE OF THE LIABILITIES IS ACCELERATED PURSUANT TO
           SECTION 16 HEREOF; OR (B) LOAN PARTIES ELECT TO TERMINATE THIS AGREEMENT AT ANY TIME BY GIVING LENDER AT LEAST NINETY BUSINESS DAYS NOTICE OF SUCH ELECTION AND BY PAYING ALL OF THE LIABILITIES IN FULL (INCLUDING ANY APPLICABLE BREAKAGE COST OR PREPAYMENT FEE) AND BY EITHER (X) PROVIDING CASH COLLATERAL IN AN AMOUNT EQUAL TO 105% OF THE UNDRAWN FACE AMOUNT OF ALL OUTSTANDING LETTERS OF CREDIT OR (Y) OBTAINING THE AGREEMENT OF ALL BENEFICIARIES ON EACH OF THE OUTSTANDING LETTERS OF CREDIT TO THE TERMINATION THEREOF AND ALSO DELIVERING ALL ORIGINAL COPIES OF EACH SUCH LETTER OF CREDIT TO LENDER.

            (f) Amendment to Negative Covenant Regarding Indebtedness. Section 13(b) of the Loan Agreement shall be amended by deleting such section in its entirety and replacing it as follows:

           INDEBTEDNESS.

           No Loan Party shall create, incur, assume or become obligated (directly or indirectly), for any loans or other indebtedness of borrowed money other than the Loans, except that Loan Parties may (i) incur either or both of (x) unsecured Subordinated Debt in an amount not to exceed $25,000,000 in principal outstanding in the aggregate for all Loan Parties at any one time and/or (y) Permitted Secured Mezzanine Debt; (ii) maintain the present indebtedness listed on
           Schedule 11(n) hereto; and (iii) incur unsecured indebtedness to trade creditors in the ordinary course of business on standard terms.

            (g) Amendment to Amount of Undrawn Availability Required for Permitted Acquisitions. Clause (D) of Section 13(d)(ii) of the Loan Agreement shall be amended by deleting such clause in its entirety and replacing it as follows:

           (D) Loan Parties shall, and after giving effect to the funding of such proposed acquisition, (1) prior to the consummation of such proposed acquisition, have had a Sixty Day Minimum Undrawn Availability as of the date of such consummation of at least $5,000,000 (provided that, from and after November 15, 2005, the amount of such required Sixty Day Minimum Undrawn Availability shall be $7,500,000) and (2) have Undrawn Availability as of the date of such consummation of at least $5,000,000 (provided that, from and after November 15, 2005, the amount of such required minimum Undrawn Availability shall be $7,500,000); provided that, when calculating the Undrawn Availability and Sixty Day Average Undrawn Availability of Loan Parties for the purposes of this Subsection 13(d)(ii), (x) Other Pledged Cash and Pledged Cash at LaSalle shall only be included if held in an investment account and (y) outstanding Accounts of the newly acquired Loan Party as of the date of closing on such acquisition which are then determined to be Eligible Accounts under the terms hereof shall be included as if such amount of Eligible Accounts had been in existence and owned by Loan Parties during the prior 60 days,

            (h) Amendment to Delete Provision Restricting Financial Covenants to Domestic Operations. Section 13(d)(iii)(D) of the Loan Agreement shall be amended by deleting such section in its entirety and replacing it as follows:

           [RESERVED]

            (i) Amendment to Funded Debt to Consolidated EBITDA Ratio. Section 14(b) of the Loan Agreement shall be amended by deleting such section in its entirety and replacing it as follows:

           FUNDED DEBT TO CONSOLIDATED EBITDA RATIOS.

           (a) Domestic Funded Debt to Consolidated EBITDA Ratio. Loan Parties shall maintain a Domestic Funded Debt to Consolidated EBITDA Ratio, measured quarterly as at the end of each fiscal quarter on the basis of a rolling four quarter fiscal measurement period, of not more than
           3.75 to 1.00.

           (b) Worldwide Funded Debt to Consolidated EBITDA Ratio. Loan Parties shall maintain a Worldwide Funded Debt to Consolidated EBITDA Ratio, measured quarterly as at the end of each fiscal quarter on the basis of a rolling four quarter fiscal measurement period, of not more than
           4.00 to 1.00.

         2. Bridge Loan Facility.

            (a) Lender and Loan Parties hereby agree that, subject to the following terms and conditions, and to the terms and conditions of the Loan Agreement and the Other Documents, Lender shall, upon the written request of Loan Parties and subject to the satisfaction of certain other conditions as described below, make a bridge term loan in United States Dollars to Loan Parties in the principal amount of Five Million Dollars ($5,000,000) (such loan, the "Bridge Loan"). Loan Parties may make such a written request for the making and funding of the Bridge Loan at any time from and after the effectiveness of this Amendment until the date that is one hundred twenty (120) days after such effective date of this Amendment by delivering to Lender (i) a Notice of Bridge Loan Funding Request in the form of Exhibit A to this Amendment executed by Stonepath, (ii) a Bridge Loan Note in the form of Exhibit B to this Amendment executed by all Loan Parties and (iii) payment of the Bridge Loan Closing Fee described in Section 3(b)(ii) of this Amendment below (the date on which such request shall be made and such conditions shall be fulfilled and such Bridge Loan shall be made and funded, the "Bridge Loan Funding Date") provided that, Lender shall not be required to so make or fund the Bridge Loan if on the date of any such request by the Loan Parties, an Event of Default, or event that with the passing of time or giving of notice, or both, shall become an Event of Default, shall exist. If no such request shall be made by Loan Parties by the date that is one hundred twenty (120) days after the effective date of this Amendment, the obligation and commitment of Lender to make such a Bridge Loan at the request of Loan Parties a described in this paragraph (a) shall expire and terminate. Notwithstanding anything to the contrary contained in this paragraph
(a) or anything else in this Amendment, if at any time following the effective date of this Amendment but prior to the delivery by Loan Parties of a Notice of Bridge Loan Funding Request and the making and funding of the Bridge Loan as provided for hereunder, any Loan Party shall receive any cash proceeds from any equity issuances by Stonepath (other than from the exercise of outstanding warrants or stock options) and/or the incurrence of any Subordinated Debt and/or any Permitted Secured Mezzanine Debt by any one or more Loan Parties, then the obligations and commitment of Lender to make the Bridge Loan at the request of Loan Parties as described in this paragraph (a) shall expire and terminate.

            (b) Such Bridge Loan shall mature and all principal outstanding thereunder (along with all accrued unpaid interest outstanding as of such date) shall be due and payable on the date that is one hundred twenty (120) days following the effective date of this Amendment (such date, the "Bridge Loan Maturity Date"), provided that, if at any time after the Bridge Loan Funding Date and before the Bridge Loan Maturity Date, any Loan Party shall receive any cash proceeds from any equity issuances by Stonepath (other than from the exercise of outstanding warrants or stock options) and/or the incurrence of any Subordinated Debt and/or any Permitted Secured Mezzanine Debt by any one or more Loan Parties (in each case to the extent any such equity issuance or incurrence of Subordinated Debt or Permitted Secured Mezzanine Debt is permitted under the terms of the Loan Agreement), Loan Parties shall remit to Lender one hundred percent (100%) of such cash proceeds (net of any reasonable costs and expenses of such equity issuance or Subordinated Debt or Permitted Secured Mezzanine
Debt) as a mandatory prepayment of the Bridge Loan. Loan Parties may also voluntarily prepay the Bridge Loan in whole or in part at any time.

            (c) The Bridge Loan shall bear interest from and after the Bridge Loan Funding Date until such Bridge Loan is indefeasibly paid in cash in full at a per annum rate of interest equal to the Prime Rate in effect from time to time, plus Two Percent (2.00%), provided that upon the occurrence of any Event of Default and during the existence thereof, the Bridge Loan shall bear interest at a per annum rate of interest equal to the Prime Rate in effect from time to time, plus Four Percent (4.00%). Such rate of interest shall increase or decrease by any amount equal to each increase or decrease in the Prime Rate effective on the effective date of each such change in the Prime Rate. All interest on the Bridge Loan shall be calculated on the basis of a 360 day year for the actual number of days elapsed. Such interest shall be payable in United States Dollars on the first Business Day of each month in arrears, provided that
(x) any voluntary or mandatory prepayment of the Bridge Loan shall be applied first to any accrued and unpaid interest outstanding as of the date of such prepayment and (y) all outstanding accrued and unpaid interest shall be due and payable in full on the Bridge Loan Maturity Date.

            (d) The Bridge Loan, including all principal and interest thereon at the rates described above (which rates shall be applicable to the Bridge Loan after maturity, the occurrence of any Event of Default, acceleration, entry of any judgment or the commencement of any bankruptcy or other insolvency proceeding (whether or not a claim for such interest shall be allowable or allowed in such proceeding)) shall be part of the Liabilities under the Loan Agreement and shall be secured by the grant by the Loan Parties of a security interest in the Collateral to secure the Liabilities. As a part of such Liabilities, the Bridge Loan shall be subject to all the provisions and terms and conditions of the Loan Agreement and the other Initial Loan Documents, including without limitation the provisions of Section 10 and Section 16 of the Loan Agreement regarding acceleration.

        3. Fees.

            (a) Amendment Fee. Loan Parties covenant and agree that, in consideration for the accommodations and amendments provided for herein, Loan Parties shall pay to Lender an amendment fee of Fifty Thousand Dollars ($50,000) (the "Amendment Fee"), which Amendment Fee shall be due and payable and fully earned and non-refundable on the date of the execution of this Amendment.

            (b) Bridge Loan Commitment and Closing Fees. Loan Parties covenant and agree that, in consideration for the commitment to make the Bridge Loan on and subject to the terms and conditions of Section 2 of this Amendment above, Loan Parties shall pay to Lender certain commitment and closing fees as follows:

                (i) Loan Parties covenant and agree that, Loan Parties shall pay to Lender an initial commitment fee of Fifteen Thousand Dollars ($15,000) (the "Bridge Loan Commitment Fee"), which Bridge Loan Commitment Fee shall be due and payable and fully earned and non-refundable on the date of the execution of this Amendment.

                (ii) Loan Parties further covenant and agree that if Loan Parties shall elect to exercise their rights under Section 2 of this Amendment above to request that the Bridge Loan be made and funded by Lender, then, in connection and concurrently with Loan Parties delivery of the Notice of Bridge Loan Funding Request as described in Section 2 of this Amendment above, Loan Parties shall pay to Lender a closing fee of Thirty-Five Thousand Dollars ($35,000) (the "Bridge Loan Closing Fee"), which Bridge Loan Closing Fee shall be due and payable and fully earned and non-refundable on the date that Lender shall fund the Bridge Loan.

         4. Representations and Warranties.

         Each Loan Party, including without limitation the New Loan Party, represents and warrants to Lender that:

            (a) All warranties and representations made to Lender under the Loan Agreement and the other Initial Loan Documents are true and correct as to the date hereof.

            (b) The execution and delivery by each Loan Party of this Amendment and the performance by each such Loan Party of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary corporate action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, or of any law, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Loan Party or under the articles or certificate of incorporation or bylaws or other corporate governance document of any such Loan Party.

            (c) This Amendment, the Fifth Amended and Restated Note (as defined below) and any assignment, instrument, document or agreement executed and delivered in connection herewith, will be valid and binding on and enforceable against each Loan Party in accordance with its respective terms.

            (d) No Event of Default, or event which, with the passage of time or giving of notice, or both, will become an Event of Default, has occurred and is continuing under the Loan Agreement or any of the other Initial Loan Documents.

         5. Collateral.

         As security for the payment of all Loans now or in the future made by Lender to Loan Parties (including without limitation the New Loan Party) and for the payment or other satisfaction of all other Liabilities (including without limitation any Bridge Loan made as contemplated by Section 2 of this Amendment above), each Loan Party hereby confirms and agrees that all security interests and liens granted to Lender by any one of them continue in full force and effect and shall continue to secure all such Liabilities. All Collateral remains free and clear of any liens other than Permitted Liens. Nothing herein contained is intended in any way to impair or limit the validity, priority and extent of the existing security interest of Lender in and liens upon the Collateral of any Loan Party.

         6. Effectiveness Conditions.

         This Amendment shall be effective upon completion of the following conditions precedent (all documents to be in form and substance satisfactory to Lender and Lender's counsel):

            (a) Execution and delivery of this Amendment by all parties hereto;

            (b) Execution and delivery of a Fifth Amended and Restated Revolving Note dated as of the date hereof in the original principal amount of $25,000,000 ("Fifth Amended and Restated Note") by all of the Loan Parties reflecting the increase in the Maximum Loan Limit provided for in Section 2 above;

            (c) Delivery of (i) an incumbency certificate from the secretary or other appropriate officer of each Loan Party certifying the name, title and signature of the officer of each such Loan Party executing this Amendment and the Fifth Amended and Restated Note on behalf of such party and (ii) a copy of the resolutions and/or written actions or consents of the boards of directors of each Loan Party authorizing the execution of this Amendment and the Fifth Amended and Restated Note and the performance of the transactions contemplated hereby, certified as complete and correct and in full force and effect by the secretary or other appropriate officer of each such Loan Party;

            (d) Payment to Lender of the Amendment Fee and the Bridge Loan Commitment Fee, plus all fees and expenses (specifically including attorneys' fees) incurred in relation to the preparation and execution of this Amendment; and

            (e) Execution and/or delivery of any and all other agreements, instruments and documents requested by Lender to effectuate and implement the terms hereof and the Initial Loan Documents.

         7. Ratification of Initial Loan Documents.

         Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and Initial Loan Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment. No modification hereof shall be binding or enforceable unless in writing and signed by the party against whom enforcement is sought.

         8. Governing Law.

         THIS AMENDMENT, AND ALL MATTERS RELATING HERETO OR ARISING HEREFROM, SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF PENNSYLVANIA (WITHOUT REGARD TO PENNSYLVANIA'S OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS) AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, EXCLUDING PERFECTION OF THE SECURITY INTERESTS IN COLLATERAL LOCATED OUTSIDE OF THE COMMONWEALTH OF PENNSYLVANIA, WHICH SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE RELEVANT JURISDICTION IN WHICH SUCH COLLATERAL IS LOCATED. If any provision of this Amendment shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or remaining provisions of this Amendment.

         9. Counterparts.

         This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signature by facsimile shall bind the parties hereto.


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                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have executed this Sixth Amendment to Loan and Security Agreement the day and year first written above.

                              LENDER:
                              LASALLE BUSINESS CREDIT, LLC

                              By:____________________________________
                              Name:  William H. Moul, Jr.
                              Title: Vice President

                              LOAN PARTIES:
                              STONEPATH GROUP, INC.

                              CONTRACT AIR, INC.

                              DISTRIBUTION SERVICES, INC.

                              GLOBAL CONTAINER LINE, INC.

                              M.G.R. INC., d/b/a AIR PLUS LIMITED

                              NET VALUE, INC.

                              STONEPATH LOGISTICS DOMESTIC SERVICES, INC.

                              STONEPATH LOGISTICS GOVERNMENT SERVICES, INC., f/k/a Transport Specialists, Inc.

                              STONEPATH LOGISTICS INTERNATIONAL SERVICES, INC, a Delaware Corporation

                              STONEPATH LOGISTICS INTERNATIONAL SERVICES, INC., f/k/a/ Global Transportation Services, Inc., a Washington Corporation

                              STONEPATH OFFSHORE HOLDINGS, INC.

                              STONEPATH OPERATIONS, INC.

                              UNITED AMERICAN ACQUISITIONS AND MANAGEMENT, INC. d/b/a UNITED AMERICAN FREIGHT SERVICES, INC.


                              BY:____________________________________
                              Name:  Bohn H. Crain
                              Title: Treasurer

                          EXHIBIT A TO SIXTH AMENDMENT
                          ----------------------------

                      NOTICE OF BRIDGE LOAN FUNDING REQUEST
                      -------------------------------------

                      {LETTERHEAD OF STONEPATH GROUP, INC.}

Date: [ __________, 2004]

LaSalle Business Credit, LLC
1735 Market Street
6th Floor
Philadelphia, PA 19103
Attn:  William H. Moul, Jr.

         Pursuant to Loan and Security Agreement dated May 15, 2002 (as it may heretofore have been or may hereafter be from time to time modified, amended, restated or replaced, the "Loan Agreement") between Stonepath Group, Inc. and those certain of its Subsidiaries named as "Loan Parties" therein (the "Loan Parties") and LaSalle Business Credit, LLC (the "Lender"), Stonepath Group, Inc., acting as Borrowing Agent on behalf of the Loan Parties under the Loan Agreement, hereby requests in writing that on ___________, 2004 (the "Bridge Loan Funding Date"), Lender make and fund the Bridge Loan in the amount of $5,000,000 as provided for under and on the terms and conditions set forth in
Section 2 of the Sixth Amendment to Loan and Security Agreement among Lender and Loan Parties dated July 28, 2004 (the "Sixth Amendment"). Capitalized terms not otherwise defined herein shall have the respective meanings given such terms in the Loan Agreement and the Sixth Amendment.

         In connection with the above request for the making and funding of the Bridge Loan, Borrowing Agent, acting on behalf of all Loan Parties, hereby requests that a Prime Rate Loan in the amount of the Bridge Loan Closing Fee be made on the date hereof under Section 2(a)(ii) of the Loan Agreement and that the proceeds of such Prime Rate Loan be disbursed to Lender, for its own account, in payment and satisfaction of the Bridge Loan Closing Fee as provided for in the Sixth Amendment as a condition to the making and funding of the Bridge Loan.

         The undersigned, as an authorized officer of Borrowing Agent, hereby certifies on behalf of Borrowing Agent and all other Loan Parties, that as of the date hereof, no Event of Default, or event that with the passing of time or giving of notice, or both, shall become an Event of Default exists, that all of the other conditions to the making of the Bridge Loan as set forth in the Fourth Amendment (including the delivery to Lender by Loan Parties of the Bridge Loan Note executed by all Loan Parties) and of a Prime Rate Loan in the amount of the Bridge Loan Closing Fee as set forth in the Loan Agreement have been satisfied and that this request for the making and funding of the Bridge Loan and the making of a Prime Rate Loan to pay the Bridge Loan Closing Fee complies with all of the terms and provisions of the Loan Agreement as amended by the Sixth Amendment.

         The proceeds of the Bridge Loan should be disbursed as follows:


                                [                ]

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Bridge Loan Funding Request as of the date first set forth above.


                            _____________________________________
                            Name:
                            Title: [[_________________] of Stonepath Group, Inc.

                          EXHIBIT B TO SIXTH AMENDMENT
                          ----------------------------

                                BRIDGE LOAN NOTE
                                ----------------

                                                                     No. _______

Executed as of the 28th day of July, 2004

Amount: $5,000,000

         FOR VALUE RECEIVED, the Undersigned (jointly and severally, if more than one) promises to pay to the order of LASALLE BUSINESS CREDIT, LLC, a Delaware limited liability company (successor by merger to LASALLE BUSINESS CREDIT, INC.) (hereinafter, together with any holder hereof, called "LENDER"), at the office of the Lender located at 1735 Market Street, 6th Floor, Philadelphia PA 19103, the principal sum of FIVE MILLION DOLLARS ($5,000,000). The Undersigned (jointly and severally, if more than one) further promises to pay interest on the outstanding principal amount hereof from the date hereof until payment in full hereof at the rates provided for in that certain Loan and Security Agreement dated May 15, 2002 (as it may heretofore have been or may hereafter be from time to time modified, amended, restated or replaced, the "Loan Agreement") between the Undersigned and Lender and the related Sixth Amendment to Loan and Security Agreement dated as of the date hereof among the Undersigned and Lender (as it may hereafter be from time to time modified, amended, restated or replaced, the "Sixth Amendment").

         This Bridge Loan Note ("Note") is issued in connection with and is delivered pursuant to Section 2 of the Sixth Amendment and is entitled to all of the benefits and security of the Loan Agreement and the Sixth Amendment. All of the terms, covenants and conditions of the Loan Agreement (including without limitation the Sixth Amendment) and the Other Agreements are hereby made a part of this Note and are deemed incorporated herein in full. All terms which are capitalized and used herein (which are not otherwise defined herein) shall have the meanings ascribed to such terms in the Loan Agreement and the Sixth Amendment.

         Principal hereunder and accrued interest hereon shall be payable pursuant to the terms of the Loan Agreement and the Sixth Amendment. Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon termination of the Loan Agreement pursuant to Section 10 of the Loan Agreement or upon acceleration of the Liabilities pursuant to Section 16 of the Loan Agreement.

         The Undersigned (and each one of them, if more than one) hereby authorizes the Lender to charge any deposit or loan account of the Undersigned (and each one of them, if more than one) for all sums due hereunder. If payment hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon at the rate specified during such extension.

         Credit shall be given for payments made in the manner and at the times provided in the Loan Agreement. It is the intent of the parties that the rate of interest and other charges to the Undersigned under this Note shall be lawful; therefore, if for any reason the interest or other charges payable hereunder are found by a court of competent jurisdiction, in a final determination, to exceed the limit which Lender may lawfully charge the Undersigned, then the obligation to pay interest or other charges shall automatically be reduced to such limit and if any amount in excess of such limit shall have been paid, then such amount shall be refunded to the Undersigned.

         The principal and all accrued interest hereunder may be prepaid by the Undersigned, in part or in full, at any time.

         Upon the occurrence and during the existence of an Event of Default, Lender shall have all of the rights and remedies set forth in the Loan Agreement (including the Sixth Amendment) and the Other Agreements.

         The Undersigned (and each one of them, if more than one) waives the benefit of any law that would otherwise restrict or limit Lender in the exercise of its right, which is hereby acknowledged, to set-off against the Liabilities (including all amounts owing under this Note), without notice and at any time hereafter, any indebtedness matured or unmatured owing from Lender to the Undersigned (or any one of them). The Undersigned (and each one of them, if more than one) waives every defense, counterclaim or setoff which the Undersigned (or any one of them) may now have or hereafter may have to any action by Lender in enforcing this Note and/or any of the other Liabilities, or in enforcing Lender's rights in the Collateral and ratifies and confirms whatever Lender may do pursuant to and in accordance with the terms hereof and of the Loan Agreement (including the Sixth Amendment) and with respect to the Collateral and agrees that Lender shall not be liable for any error in judgment or mistakes of fact or law.

         Time is of the essence with respect to the obligations of the Undersigned under this Note. The Undersigned, any other Person liable with respect to the Liabilities and any and all endorsers and accommodation parties, and each one of them, if more than one, waive any and all presentment, demand, notice of dishonor, protest, and all other notices and demands in connection with the enforcement of Lender's rights hereunder.

         THIS NOTE, AND ALL MATTERS RELATED HERETO AND ARISING HEREFROM, SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF PENNSYLVANIA (WITHOUT REGARD TO ITS OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS) AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, INCLUDING, WITHOUT LIMITATION, THE LEGALITY OF THE INTEREST RATE AND OTHER CHARGES, and shall be binding upon the Undersigned (and each one of them, if more than one) and the Undersigned's successors (and each of them, if more than one). The Undersigned may not assign any of their rights or obligations and liabilities under this Note. If this Note contains any blanks when executed by the Undersigned (or any one of them, if more than one), the Lender is hereby authorized, without notice to the Undersigned (or any one of them, if more than one) to complete any such blanks according to the terms upon which the loan or loans were granted. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Note. If more than one Person shall execute this Note, the term "UNDERSIGNED" as used herein shall mean all parties signing this Note, and each one of them, and all such parties, their respective successors and permitted assigns, shall be jointly and severally obligated hereunder.

         No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Except as provided in the Loan Agreement, after an Event of Default, Lender, at its option exercisable in its sole discretion, may enforce its rights against any Collateral securing this Note or against any other Person primarily or secondarily liable for the indebtedness evidenced by this Note without enforcing its rights against the Undersigned (or any one or more of them) or any other property of or indebtedness due or to become due to the Undersigned (or any one or more of them). Each Undersigned agrees that, without releasing or impairing such Undersigned's liability hereunder, Lender may at any time release, surrender, substitute or exchange any Collateral securing this Note and may at any time release any Person (including any one or more of the Undersigned) primarily or secondarily liable for the indebtedness evidenced by this Note.

         To induce the Lender to make the loan(s) evidenced by this Note, the Undersigned (and each one of them, if more than one) (i) irrevocably agrees that, subject to Lender's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT ARISING OUT OF OR FROM OR RELATED TO THIS NOTE OR THE COLLATERAL SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF PHILADELPHIA, COMMONWEALTH OF PENNSYLVANIA, AND EACH UNDERSIGNED HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID CITY AND STATE; AND (II) WAIVES ANY OBJECTION BASED ON FORUM NON-CONVENIENS. IN ADDITION, LENDER AND THE UNDERSIGNED (OR ANY ONE OF THEM, IF MORE THAN ONE) EACH HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS NOTE, THE LIABILITIES, THE COLLATERAL, OR ANY ALLEGED TORTIOUS CONDUCT BY THE UNDERSIGNED OR LENDER OR WHICH IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN THE UNDERSIGNED AND LENDER. In addition, the Undersigned agrees that all service of process shall be made as provided in the Loan Agreement.

         IF PERMITTED BY LAW, EACH UNDERSIGNED HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT UNDER THE LOAN AGREEMENT TO APPEAR FOR AND CONFESS JUDGMENT AGAINST SUCH UNDERSIGNED WITHOUT PRIOR NOTICE TO SUCH UNDERSIGNED OR PRIOR OPPORTUNITY TO BE HEARD FOR SUCH SUMS AS SHALL HAVE BECOME DUE UNDER THE LOAN AGREEMENT (INCLUDING THE SIXTH AMENDMENT), THIS NOTE AND ALL OTHER LIABILITIES AND OTHER OBLIGATIONS UNDER THE LOAN AGREEMENT OF SUCH UNDERSIGNED TO LENDER, WITH OR WITHOUT DECLARATION, WITH COSTS OF SUIT (INCLUDING THE GREATER OF SEVEN THOUSAND FIVE HUNDRED DOLLARS ($7,500.00) OR TEN PERCENT (10%) OF THE MAXIMUM PRINCIPAL AMOUNT ADDED AS REASONABLE ATTORNEYS' FEES AND DISBURSEMENTS) AND RELEASE OF ERROR, WITHOUT STAY OF EXECUTION. IF A COPY OF THIS NOTE, VERIFIED BY AFFIDAVIT OF

LENDER OR SOMEONE ON BEHALF OF LENDER, SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL NOTE AS A WARRANT OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST SUCH UNDERSIGNED SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF, OR BY ANY IMPERFECT EXERCISE THEREOF, AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO; THE AUTHORITY AND POWER MAY BE EXERCISED ON ONE OR MORE OCCASIONS, FROM TIME TO TIME, IN THE SAME OR DIFFERENT JURISDICTIONS, AS OFTEN AS LENDER SHALL DEEM NECESSARY OR DESIRABLE, FOR ALL OF WHICH THIS NOTE SHALL BE A SUFFICIENT WARRANT.

         As used herein, all provisions shall include the masculine, feminine, neuter, singular and plural thereof, wherever the context and facts require such construction and in particular the word "Undersigned" shall be so construed.


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                                       20

         IN WITNESS WHEREOF, and intending to be legally bound, each of the Undersigned, if more than one, has executed this Bridge Loan Note on the date above set forth.

                              STONEPATH GROUP, INC.

                              CONTRACT AIR, INC.

                              DISTRIBUTION SERVICES, INC.

                              GLOBAL CONTAINER LINE, INC.

                              M.G.R. INC., d/b/a AIR PLUS LIMITED

                              NET VALUE, INC.

                              STONEPATH LOGISTICS DOMESTIC SERVICES, INC.

                              STONEPATH LOGISTICS GOVERNMENT SERVICES, INC., f/k/a Transport Specialists, Inc.

                              STONEPATH LOGISTICS INTERNATIONAL SERVICES, INC, a Delaware Corporation

                              STONEPATH LOGISTICS INTERNATIONAL SERVICES, INC., f/k/a/ Global Transportation Services, Inc., a Washington Corporation

                              STONEPATH OFFSHORE HOLDINGS, INC.

                              STONEPATH OPERATIONS, INC.

                              UNITED AMERICAN ACQUISITIONS AND MANAGEMENT, INC. d/b/a UNITED AMERICAN FREIGHT SERVICES, INC.


                              BY:____________________________________
                              Name:  Bohn H. Crain
                              Title: Treasurer


                       [SIGNATURE PAGE TO REVOLVING NOTE]
================================================================================

FOR LENDER USE ONLY

Officer's Initials:  __________
Approval: __________





                                       21